UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 20, 2023

BMO 2023-5C2 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001994754)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

Citi Real Estate Funding Inc.

(Central Index Key number 0001701238)

Societe Generale Financial Corporation

(Central Index Key number 0001755531)

LMF Commercial, LLC

(Central Index Key number 0001592182)

German American Capital Corporation

(Central Index Key number 0001541294)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

UBS AG

(Central Index Key number 0001685185)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-08	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On October 20, 2023, BMO Capital Markets Corp. (“BMO Capital Markets”), Goldman Sachs & Co. LLC (“GS&Co.”), Citigroup Global Markets Inc. (“CGMI”), SG Americas Securities, LLC (“SGAS”), Deutsche Bank Securities Inc. (“DBSI”), UBS Securities LLC (“UBS”), Academy Securities, Inc. (“Academy”), Bancroft Capital, LLC (“Bancroft”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with BMO Capital Markets, GS&Co., CGMI, SGAS, DBSI, UBS and Academy, the “Underwriters”) entered into an agreement with BMO Commercial Mortgage Securities LLC (the “Depositor”), dated October 20, 2023 (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on or about November 9, 2023 (the “Closing Date”). The Public Certificates are expected to have an aggregate initial principal amount of $686,605,000.

The Depositor also entered into an agreement to sell the Private Certificates, having an aggregate initial principal amount of $67,906,275, to BMO Capital Markets, GS&Co., CGMI, SGAS, DBSI, UBS, Academy, Bancroft and Drexel (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of October 20, 2023 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On or about the Closing Date, the Depositor is expected to cause the issuance of the BMO 2023-5C2 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-5C2 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2023, (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, KeyBank National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, of the BMO 2023-5C2 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-5C2 (the “Certificates”) and the Uncertificated VRR Interest. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), and (ii) the Class X-D, Class X-E, Class X-F, Class D, Class E, Class F, Class G-RR, Class J-RR and Class R Certificates (collectively, the “Private Certificates”).

BMO Capital, GS&Co., CGMI, SGAS, DBSI and UBS are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated October 16, 2023, and by the Prospectus, dated October 20, 2023 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale.

The Certificates and the Uncertificated VRR Interest represent, in the aggregate, the entire beneficial ownership in the BMO 2023-5C2 Mortgage Trust (the “Issuing Entity”), a common law trust fund to be formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 35 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on various types of commercial, multifamily and/or manufactured housing community properties. The Mortgage Loans are expected to be acquired by the Depositor from (i) Bank of Montreal (“BMO”), pursuant to a Mortgage Loan Purchase Agreement dated as of November 1,

2023 (the “BMO Mortgage Loan Purchase Agreement”), between the Depositor and BMO, (ii) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement dated as of November 1, 2023 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (iii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement dated as of November 1, 2023 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (iv) Societe Generale Financial Corporation (“SGFC”), pursuant to a Mortgage Loan Purchase Agreement dated as of November 1, 2023 (the “SGFC Mortgage Loan Purchase Agreement”), between the Depositor and SGFC, (v) LMF Commercial, LLC (“LMF”), pursuant to a Mortgage Loan Purchase Agreement dated as of November 1, 2023 (the “LMF Mortgage Loan Purchase Agreement”), between the Depositor and LMF, (vi) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 2023 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (vii) Starwood Mortgage Capital, LLC, pursuant to a Mortgage Loan Purchase Agreement dated as of November 1, 2023 (the “SMC Mortgage Loan Purchase Agreement”) between the Depositor and SMC and (viii) UBS AG (“UBS AG”), pursuant to a Mortgage Loan Purchase Agreement dated as of November 1, 2023 (the “UBS AG Mortgage Loan Purchase Agreement”; and, together with the BMO Mortgage Loan Purchase Agreement, the GSMC Mortgage Loan Purchase Agreement, the CREFI Mortgage Loan Purchase Agreement, the SGFC Mortgage Loan Purchase Agreement, the LMF Mortgage Loan Purchase Agreement, the GACC Mortgage Loan Purchase Agreement and the SMC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and UBS AG. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, and 99.8 respectively.

The assets of the Issuing Entity are expected to include several Mortgage Loans which are part of a Whole Loan as described in the Prospectus. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as identified in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, an “Outside Servicing Agreement”). Each such Outside Servicing Agreement is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the applicable Whole Loans under such Outside Servicing Agreement, see “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Whole Loan (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Outside Servicing Agreement (if any)
Piazza Alta	4.5
Westfarms	4.6
Arcola Corporate Campus	4.7
369 Lexington Avenue & 2 West 46th Street	4.8
Lake Merritt Plaza	4.9
Hilton Garden Inn Atlanta Downtown	4.10
Scottsdale Gilbert Retail Portfolio	4.11
River Centre	4.12
Merit Hill Self Storage	4.13
11 West 42nd Street	4.14	4.2
California High Tech Logistics	4.15	4.3
Short Pump Town Center	4.16	4.2
Overlook at Ballantyne	4.17
Harborside 2-3	4.18	4.4

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated October 20, 2023. The related registration statement (file no. 333-255934) was originally declared effective on June 23, 2021. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	BANK5 2023-5YR3 PSA
Exhibit 4.3	BMO 2023-5C1 PSA
Exhibit 4.4	Benchmark 2023-V2 PSA
Exhibit 4.5	Piazza Alta Co-Lender Agreement
Exhibit 4.6	Westfarms Co-Lender Agreement
Exhibit 4.7	Arcola Corporate Campus Co-Lender Agreement
Exhibit 4.8	369 Lexington Avenue & 2 West 46th Street Co-Lender Agreement
Exhibit 4.9	Lake Merritt Plaza Co-Lender Agreement
Exhibit 4.10	Hilton Garden Inn Atlanta Downtown Co-Lender Agreement
Exhibit 4.11	Scottsdale Gilbert Retail Portfolio Co-Lender Agreement
Exhibit 4.12	River Centre Co-Lender Agreement
Exhibit 4.13	Merit Hill Self Storage Co-Lender Agreement
Exhibit 4.14	11 West 42nd Street Co-Lender Agreement
Exhibit 4.15	California High Tech Logistics Co-Lender Agreement
Exhibit 4.16	Short Pump Town Center Co-Lender Agreement
Exhibit 4.17	Overlook at Ballantyne Co-Lender Agreement
Exhibit 4.18	Harborside 2-3 Co-Lender Agreement

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated October 20, 2023, which such certification is dated October 20, 2023
Exhibit 99.1	BMO Mortgage Loan Purchase Agreement
Exhibit 99.2	GSMC Mortgage Loan Purchase Agreement
Exhibit 99.3	CREFI Mortgage Loan Purchase Agreement
Exhibit 99.4	SGFC Mortgage Loan Purchase Agreement
Exhibit 99.5	LMF Mortgage Loan Purchase Agreement
Exhibit 99.6	GACC Mortgage Loan Purchase Agreement
Exhibit 99.7	SMC Mortgage Loan Purchase Agreement
Exhibit 99.8	UBS AG Mortgage Loan Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2023	BMO COMMERCIAL MORTGAGE SECURITIES LLC
	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: Chief Executive Officer

BMO 2023-5C2 – Form 8-K